UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Mattel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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On April 30, 2004, Mattel, Inc. filed the following Current Report on Form 8-K with the Securities and Exchange Commission:

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 30, 2004

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of corporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 252-2000

N/A

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

In 2003, a stockholder submitted a proposal to Mattel, Inc. (the “Company”) regarding the approval process for adopting a shareholder rights plan (also known as a “poison pill”). The Company previously had a shareholder rights plan in place until it expired without being renewed on February 17, 2002.

In its Notice of Annual Meeting and Proxy Statement dated April 12, 2004 (the “Proxy Statement”), the Company disclosed that, following consideration of the vote received by the stockholder’s proposal, Mattel’s Board of Directors (the “Board”) adopted a statement of policy on the topic and, after further consideration, clarified and revised the statement of policy. The Company published the text of the statement of policy in the Proxy Statement. After additional consideration, the Board has further revised its statement of policy, so that it now reads as follows:

The Company does not have a shareholder rights plan and is not currently considering adopting one.

The Board’s policy is that it will only adopt a shareholder rights plan if either (1) the stockholders have approved adoption of the shareholder rights plan or (2) the Board in its exercise of its fiduciary responsibilities, including a majority of the independent members of the Board, makes a determination that, under the circumstances existing at the time, it is in the best interests of the stockholders to adopt a shareholder rights plan without the delay in adoption that would come from the time reasonably anticipated to seek stockholder approval. If the Board adopts a shareholder rights plan pursuant to clause (2) above, the Board will seek stockholder ratification within 12 months from the date of adoption.

The terms of the policy shall be disclosed in the “Corporate Governance” section of the Company’s corporate Web site, http://www.mattel.com, and shall be disclosed in a Form 8-K to be filed with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Date: April 30, 2004

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